UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2006

NEWPAGE CORPORATION

Courthouse Plaza Northeast

Dayton, Ohio  45463

877.855.7243

State of Incorporation:	Delaware

Commission File No.:	333-125952

IRS Employer Identification No.:	05-0616156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Peter H. Vogel, Jr. has notified NewPage Corporation (the “Company”) that, effective March 1, 2006, he has resigned from his positions as Chief Executive Officer and President of the Company and as a member of the Company’s Board of Directors. Mark A. Suwyn, the Chairman of the Board of Directors of the Company, will act as the Company’s interim chief executive officer until such time as a replacement chief executive officer is appointed. A copy of a press release is attached hereto as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

(c) Exhibits

99.1                           Press Release dated February 22, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPAGE CORPORATION

Date:	February 23, 2006	By:	/s/ Matthew L. Jesch
Matthew L. Jesch
Vice President and
Chief Financial Officer